UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2023

Orange County Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40711	26-1135778
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

212 Dolson Avenue, Middletown, New York	10940
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (845) 341-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50	OBT	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 23, 2023, the stockholders of Orange County Bancorp, Inc. (the “Company”) approved the Company’s 2023 Equity Incentive Plan (the “Plan”), which provides for the grant of stock-based awards to officers, employees and directors of the Company and Orange Bank & Trust Company. A description of the material terms of the Plan is contained in the Company’s definitive proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 14, 2023. A copy of the Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of the Company was held on May 23, 2023. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2023. All proposals were approved by the Company’s stockholders. The final results of the stockholder vote were as follows:

1.	Election of directors for terms of office as stated below.

	For	Withheld	Broker Non-Votes
Michael J. Gilfeather (3 years)	3,565,109	34,104	803,678
Marianna R. Kennedy (3 years)	3,473,983	125,230	803,678
Richard B. Rowley (3 years)	3,243,676	355,537	803,678
Gustave J. Scacco (1 year)	3,520,840	78,373	803,678

2.	The approval of the Orange County Bancorp, Inc. 2023 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
3,353,351	108,242	137,620	803,678

3.	The ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

For	Against	Abstain	Broker Non-Votes
4,380,366	7,554	14,971	—

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. None.

(b)	Pro forma financial information. None.

(c)	Shell company transactions: None.

(d)	Exhibits.

10.1	Orange County Bancorp, Inc. 2023 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 14, 2023 (file no. 001-40711))
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORANGE COUNTY BANCORP, INC.

DATE: May 24, 2023	By:	/s/ Michael Lesler
Michael Lesler
Senior Vice President and Chief Financial Officer